Exhibit 99.2

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company
	Statement Number:	11	Page 1 of 3

Chapter 11	For the Period FROM:	9/1/2002
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-	TO:	9/30/2002
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)		Collateral	Concentration
		Account	Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		2,251,770.02	1,895,439.35

B. Less: Total Disbursements per all Prior Statements		1,875,912.51	1,844,611.66

C. Beginning Balance		$644,190.72	$116,783.90

D. Receipts during Current Period
Description
9/6/2202	High Fliers	1,175.21
9/19/2002	account transfer		40,000.00
9/25/2002	COBRA Receipts		2,369.75
9/25/2002	Rebate/Legal Research		25.00
9/30/2002	Interest	428.88
TOTAL RECEIPTS THIS PERIOD		1,604.09	42,394.75	—	—

E. Balance Available (C plus D)		$645,794.81	159,178.65	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 10	Page 2 of 3

F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

9/3/2002	37408	Bowne of Los Angeles, Inc		1070.00
9/3/2002	37409	Fortis Benefits Insurance Co		710.60
9/3/2002	37410	Hodes Parking		360.00
9/3/2002	37412	Suzanne Nardacci		1500.00
9/3/2002	37413	Qwest Communications		56.38
9/3/2002	37414	Matthew Schuler		240.00
9/3/2002	37415	Sprint		2712.21
9/3/2002	37416	Doniger & Fetter		13675.75
9/3/2002	37417	Property Management Associates, I		2000.00
9/4/2002	wire	Payroll Taxes		2534.09
9/6/2002		ADP, Inc		148.56
9/6/2002	7907	Payroll		730.75
9/6/2002	7908	Payroll		3374.52
9/6/2002	7909	Payroll		1249.88
9/6/2002	7910	Payroll		2490.13
9/12/2002	37418	Bonded Services, Inc		6266.65
9/12/2002	37419	KEREN AMINIA		809.71
9/12/2002	37420	Marathon Services, Inc		259.80
9/12/2002	37421	Pacific Bell		46.59
9/12/2002	37422	Recall		523.43
9/12/2002	37423	Zerolag Communications, Inc		100.00
9/13/2002		ADP, Inc		84.80
9/13/2002	37424	Artisan Entertainment, Inc		2400.00
9/13/2002	37428	Houlihan Lokey Howard & Zukin		41203.13
9/18/2002	wire	Payroll Taxes		6081.33
9/18/2002	37430	Federal Express		28.70
9/18/2002	37431	Suzanne Nardacci		237.50
9/18/2002	7911	Payroll		730.75
9/18/2002	7912	Payroll		7902.06
9/18/2002	7913	Payroll		1249.87
9/18/2002	7914	Payroll		2523.43
9/19/2002		account transfer	40,000.00
9/20/2002		ADP, Inc		20.00
9/23/2002	37432	TANYA MILLER		700.00
9/23/2002	37433	Doniger & Fetter		3250.00
9/23/2002	37435	Doniger & Fetter		13279.27
9/23/2002	37436	Bowne of Los Angeles, Inc		317.00
9/23/2002	37437	Federal Express		11.53
9/23/2002	37438	Suzanne Nardacci		1337.50
9/23/2002	37439	Alice P.Neuhauser		58.44
9/25/2002	37440	Blue Cross		8347.00
9/25/2002	37441	Fortis Benefits Insurance Co.		332.98
9/25/2002	37442	Cash		200.00
9/25/2002	37443	KEVIN MARINO		42.18
9/25/2002	37444	Matthew Schuler		285.00
9/27/2002		ADP, Inc		84.80
9/29/2002	37445	Pacific Bell		306.49
TOTAL DISBURSEMENTS THIS PERIOD:			40,000.00	131,872.81	—	—

G. Ending Balance (E less F)			$605,794.81	27,305.84	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 10	Page 3 of 3

H. (1)	Collateral Account:
	a)	Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
	b)	Account Number:	323221556
(2)	Concentration Account:
	a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
	b)	Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account	1891215236	$1,000.00
Bank of Scotland — Pinocchio	3549485	1,268,909.62	Pound Sterling	Time Deposit
Bank of Scotland — Basil	3626816	75,286.25	Pound Sterling	Time Deposit (KL’s interest is 50%)
Allied Pinocchio	10747301	2,648.11	Pound Sterling
KLI-UK	10008956	2,386.06	Pound Sterling
Freeway\Kushner-Locke	323-509487	$255.95
Edge Entertainment	1891152710	$444.92
European Films LTD	1890563818	$7,051.58

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
KL MDP Sensation	60-066-930	$17,689.94
KL\7 Venture	1890-69-6360	$9,283.32
Denial Venture	1890-69-6501	$41,877.83
Cracker LLC	1891-04-1665	$1,000.00
Swing	323-518095	$6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser Debtor in Possession